EXHIBIT 10.3

                                OPTION AGREEMENT


       THIS OPTION AGREEMENT (this "AGREEMENT"), dated as of September 1, 2001, is made by and between COMVERGE TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), and ROBERT M. CHISTE ("CHISTE").

                                 R E C I T A L S

       WHEREAS, Chiste and the Company have entered into an employment agreement made as of the date hereof (the "EMPLOYMENT AGREEMENT"), pursuant to which Chiste has agreed to be employed by the Company as its Chief Executive Officer and Vice Chairman of the Board of Directors; and

       WHEREAS, pursuant to Paragraph 2(b)(iii) of to the Employment Agreement, the Company has agreed to grant an option to Chiste for the purchase of 349,325 shares of the Company's Common Stock, par value $.01 per share ("COMMON STOCK"), subject to the terms and conditions set forth herein and in the Employment Agreement, representing an ownership of 6% of the outstanding capital stock of the Company as of the date hereof (including shares of Common Stock currently reserved for issuance upon the exercise of employee stock options granted to date by the Company).

AGREEMENT

       NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

              1. GRANT OF OPTION. (a) Subject to the terms and conditions of this Agreement and the Employment Agreement, the Company hereby grants to Chiste an option (this "OPTION") for the purchase from the Company of up to 349,325 shares of Common Stock (the "OPTION SHARES") at a price per share to be determined in accordance with the provisions of paragraph 2(b) hereof. The number of Option Shares to which this Option pertains and the per share price at which this Option may be exercised (the "EXERCISE PRICE") are subject to adjustment in accordance with the provisions of Paragraph 3 of this Agreement.

              (b) The Company and Chiste agree that the Exercise Price shall be equal to the fair market value of a share of Common Stock as determined pursuant to the following methodology. No later than October 15, 2001 the Company, at its sole cost and expense, shall engage an independent expert appraiser (the "INDEPENDENT APPRAISER") to determine the fair market value of the Company as of July 31, 2001 (or, if the Independent Appraiser determines that a valuation as of such date cannot practicably be performed, then as of the most recent practicable date as determined by the Independent Appraiser). The valuation shall be conducted by any of the "Big 5" accounting firms or any national accounting firm, investment bank or other firm regularly engaged in conducting such valuations reasonably acceptable to both the Company and Chiste. The Exercise Price shall be equal to the total valuation for Comverge as

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determined  by the  Independent  Appraiser,  DIVIDED by the number of issued and outstanding Common Stock, i.e. 4,936,713 as of July 31, 2001. The Independent Appraiser shall be engaged to complete its valuation on or before November 1, 2001. The determination of the Exercise Price by the Independent Appraiser shall be binding and conclusive on Chiste and the Company.

              2. MANNER OF EXERCISE. This Option may be exercised by the delivery to the Company of a written notice signed by Chiste in the form of EXHIBIT A hereto, together with full payment of the purchase price therefor in cash or by certified check payable to the order of the Company. The Company may, in its sole discretion, require Chiste to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to delivering to Chiste any Option Shares purchased upon exercise of this Option. This Option may not be exercised with respect to a fractional share. In lieu of such fractional share, the Company shall make a cash payment therefore upon the basis of the Exercise Price then in effect.

              3.     ADJUSTMENTS.

              (a) STOCK SPLITS, STOCK DIVIDENDS, ETC. If the Company at any time (x) subdivides (by any stock split, stock dividend, recapitalization or otherwise) the shares of Common Stock outstanding into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Option Shares remaining purchasable pursuant to this Option shall be proportionately increased, and (y) if the Company at any time combines (by reverse stock split or otherwise) the shares of Common Stock outstanding into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Option Shares remaining purchasable pursuant to this Option shall be proportionately decreased. Upon each adjustment of this Option, the Company shall compute such adjustment and furnish Chiste with a summary setting forth such adjustment and the facts upon which such adjustment is based.

              (b) RECLASSIFICATIONS, EXCHANGE, SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of securities issuable upon the exercise of this Option, Chiste shall be entitled to receive an option or other security exercisable or convertible for the number and kind of securities and property that Chiste would have received for the Option Shares if this Option had been exercised immediately before such reclassification, exchange, substitution, or other event (including an event that may be deemed a Change of Control of the Company). The Company or its successor shall promptly issue to Chiste a new option or other security exercisable or convertible for such new securities or other property, which new option or other security (as the case may be) shall be subject to the terms of this Agreement (including, without limitation, Paragraph 4(b)).

              (c) DILUTION. The Company represents and warrants that the Option Shares represent not less than six percent (6%) of the outstanding capital stock of the Company as of the date hereof (including shares of Common Stock currently reserved for issuance upon the exercise of employee stock options granted to date by the Company). Chiste acknowledges that subsequent issuances of Common Stock will dilute his percentage interest in the Company. The Company agrees that in the event that Chiste's percentage interest would be reduced below six percent (6%) solely due to the issuance of capital stock by the Company other than issuances of capital stock or options or other rights to purchase capital stock issued by the Company as compensation and the paid-in-capital of the Company is less than $15 million, then the number

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of Option Shares for which this Option is exercisable  shall be increased by the number of additional shares of Common Stock so as to maintain Chiste's percentage interest in the Company at no less than six percent (6%) and the Exercise Price shall be proportionately reduced. Chiste acknowledges that the provisions of this paragraph 3(c) will terminate on the date on which the paid-in-capital of the Company is equal to or greater than $15 million.

              4. TIME OF EXERCISE OF OPTION. (a) This Option may be exercised as to not more than 116,442 shares at any time after December 31, 2001, as to not more than 232,884 shares at any time after December 31, 2002 and as to the total of 349,325 shares at any time after December 31, 2003, unless this Option has been terminated in accordance with the provisions of Paragraph 5.

              (b) TERMINATION OF THE EMPLOYMENT AGREEMENT WITHOUT CAUSE. Anything in this Paragraph 4 and in Paragraph 5 to the contrary notwithstanding, at any time after an IPO this Option may be exercised as to all of the Option Shares (less the number of Option Shares as to which it has previously been exercised, surrendered or forfeited) during the period commencing on the date on which the Company terminates the Employment Agreement without "Cause" (as defined therein) and ending on December 31, 2006.

              5. TERMINATION OF OPTION. This Option shall immediately terminate after December 31, 2006, or upon the earlier termination of the Employment Agreement, except that if the date of such termination is after December 31, 2001, Chiste's right to exercise the unexercised portion of this Option shall continue to be exercisable but only as to the number of shares as to which it would otherwise have been exercisable for (x) 12 months after the date of such termination (but in no event later than December 31, 2006) if such termination was due to Chiste's death or disability (as defined in paragraph 7(a)(ii)(C) of the Employment Agreement), or (y) three months after the date of any termination of the Employment Agreement by Chiste or any termination by the Company without Cause prior to an IPO. In all cases under this paragraph 5 and paragraph 4(b) hereof, Chiste's right to exercise any portion of this Option after termination of the Employment Agreement shall be subject to the satisfaction of the conditions precedent that Chiste not breach or threaten to breach any of the provisions that survive the termination of the Employment Agreement, including, without limitation, any of the provisions of paragraphs 3, 4, 5 and 6 thereof.

              6. RESTRICTION ON TRANSFER. This Option may not be assigned or transferred except by will or the law of descent and distribution and during Chiste's lifetime may be exercised only by Chiste to the extent provided in this Agreement.

              7. OPTION SHARES FULLY PAID; RESERVATION OF COMMON STOCK. All of the Option Shares issuable upon the exercise of this Option will, upon issuance and receipt of the Exercise Price therefor, be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period in which this Option may be exercised, the Company shall have authorized and reserved for issuance sufficient shares of Common Stock to provide for the exercise of this Option by Chiste.

              8. REPRESENTATIONS AND WARRANTIES OF CHISTE. Chiste makes the following representations and warranties to the Company, each and all of which shall survive the execution and delivery of this Agreement and the termination thereof:

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              (a)    Chiste is  acquiring  this  Option and,  upon the  exercise thereof, the Option Shares for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Chiste agrees that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "TRANSFER") any of the Option Shares unless such Transfer (A) is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "SECURITIES ACT"), (B) is made in accordance with Rule 144 under the Securities Act, or (C) counsel for Chiste shall have furnished the Company with an opinion, reasonably acceptable
to  the  Company,   that  no  such  registration  is  required  because  of  the availability of an exemption under the Securities Act.

              (b) Chiste is an "Accredited Investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of his business and financial experience, Chiste has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment in this Option and the Option Shares and making an informed investment decision with respect thereto. Chiste is able to bear the economic risk of his investment in this Option and the Option Shares and is able to afford a complete loss of such investment; and he has made (and in connection with each exercise of this Option, will make) an independent investigation of the Company and relied upon (and in connection with each exercise of this Option, will rely upon) his own due diligence, valuation analysis and other analyses in determining to purchase the Option Shares.

              (c)    Chiste  acknowledges  that  this  Option  and  the  Options
Shares: have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and may not be so registered; be Transferred unless this Option and the Option Shares are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available. Chiste also acknowledges and agrees that he has no registration rights with respect to this Option and the Option Shares.

       9. COMPLETE AGREEMENT. This Agreement supersedes any and all other agreements, either oral or in writing, between Company and Chiste with respect to this Option and the Option Shares. This Agreement may not be modified except in writing signed by the Company and Chiste and no term of this Agreement may be waived except in writing signed by the party waiving such term.

       10. NO WAIVER. No waiver by the parties hereto of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

       11. NOTICE. Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                     To the Company          Comverge Technologies, Inc.
                                             23 Vreeland Road
                                             Florham Park, New Jersey 07932
                                             Attn:  Chairman of the Board

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                     To Chiste               Robert M. Chiste
                                             15834 Hidden Cove
                                             Houston, Texas  77079

Notice shall be deemed delivered (i) three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, (ii) upon hand delivery, (iii) one business day after deposit with Federal Express or other recognized over-night courier service, or
(iv) when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 11.

       12. HEADINGS. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of this Agreement or of any part hereof.

       13. GOVERNING LAW; JURISDICTION. This Agreement shall in all respects be governed, enforced and construed according to the internal laws of the State of New Jersey without regard to the principles of the conflict of laws thereof. Each party hereby irrevocably consents and agrees that any legal or equitable action or proceeding based upon, arising under or relating to this Agreement shall be brought exclusively in any Federal or state court in the State of New Jersey. Each party hereby irrevocably consents to the personal jurisdiction of any such court.

       14. NO RIGHTS AS STOCKHOLDER. Chiste shall not have any rights as a stockholder of the Company with respect to the Option Shares until Chiste becomes the holder of such Option Shares upon the exercise of this Option.

       15. COUNTERPARTS. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.


                        [SIGNATURES APPEAR ON NEXT PAGE]

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              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement as of the date and year first above written.

                                          COMVERGE TECHNOLOGIES, INC.


                                          By     /s/ George Morgenstern
                                             -----------------------------------
                                                 Name:  George Morgenstern
                                                 Title: Chairman




   /s/ Robert M. Chiste
-----------------------------
 Robert M. Chiste

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                          EXHIBIT A TO OPTION AGREEMENT

                              OPTION EXERCISE FORM

COMVERGE TECHNOLOGIES, INC.
23 VREELAND ROAD
FLORHAM PARK, NJ  07932

Gentlemen:

              I hereby exercise the following portion of the option that has heretofore been granted to me as follows:

              Date of grant        September 1, 2001
                           -----------------------------------------------------
              Exercise  price per share   $
                                       -----------------------------------------
              Number of shares underlying option grant
                                                      --------------------------
              Number of shares underlying option held
                                                     ---------------------------
              Number of shares for which option being exercised hereby
                                                                      ----------
              In connection with this exercise, I enclose my check in the amount of $_____________________ in payment of the exercise price of the shares being acquired hereby and any applicable withholding taxes.

              I hereby agree to execute whatever other documents are necessary in order to comply with the Option Agreement, dated as of September 1, 2001, by and between Comverge Technologies, Inc. and Robert M. Chiste (the "AGREEMENT") and any applicable legal requirements in connection with the issuance of the stock to me pursuant to the Agreement.


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Chiste (Signature)                          Social Security Number

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Please print name

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Date                                        Address